UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2020 (January 1, 2020)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250

Plymouth Meeting, PA

(address of principal executive offices)

19462

(zip code)

(610) 630-6357

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 1, 2020, AdaptHealth LLC (“Buyer”), a Delaware limited liability company and wholly-owned indirect subsidiary of AdaptHealth Corp., a Delaware corporation (the “Company”), completed its previously announced acquisition of NRE Holding Corporation, a Delaware corporation (“NRE”) and subsidiary of McKesson Medical-Surgical, Inc., a Virginia corporation (“Seller”), pursuant to the Securities Purchase Agreement, dated as of November 21, 2019 (the “Agreement”), by and among Buyer, Seller, NRE and McKesson Patient Care Solutions, Inc., a Pennsylvania corporation and wholly-owned subsidiary of NRE (“PCS”). On the terms and subject to the conditions set forth in the Agreement, at the closing of the Transaction (the “Closing”), Buyer purchased from Seller all of the issued and outstanding equity interests of NRE (the “Transaction”).

Pursuant to the Agreement, the base purchase price was $14 million, subject to customary adjustments for cash, indebtedness, transaction expenses and net working capital (as compared to an agreed target net working capital amount). The total cash paid at the Closing by Buyer was $15 million. In addition, Buyer may be required to make an additional payment of $1.5 million to Seller following the Closing pursuant to the terms and conditions of a Transition Services Agreement executed into in connection with the Closing. The total amount of Buyer’s investment in NRE, including restructuring costs relating to the integration of NRE’s business into the Company’s platform, is expected to be approximately $30 million.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on January 7, 2020 in order to include the financial statements of PCS and the unaudited pro forma financial information required by Item 9.01 of Form 8-K. The unaudited pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that AdaptHealth Holdings LLC (“AdaptHealth Holdings”) and PCS would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition. Except as described above, all other information in the Company’s Current Report on Form 8-K filed on January 7, 2020 remains unchanged.

Forward-looking Statements

Certain statements in this Current Report on Form 8-K/A may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K/A, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission, including the Company’s definitive proxy statement in connection with the solicitation of proxies from its stockholders filed with the Securities and Exchange Commission on October 23, 2019.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

•	The audited combined financial statements of PCS, as of and for the years ended March 31, 2019 and 2018, and the related notes to the financial statements incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K/A.

•	The unaudited combined financial statements of PCS, as of September 30, 2019 and March 31, 2019 and for the six months ended September 30, 2019 and 2018, and the related notes to the financial statements incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

•	The unaudited pro forma condensed combined financial information, and the related notes thereto, of AdaptHealth Holdings LLC and PCS, as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018, incorporated herein by reference to Exhibit 99.4 to this Current Report on Form 8-K/A.

(d) Exhibits

99.1*	Press Release, dated January 3, 2020
99.2	Audited combined financial statements of PCS, as of and for the years ended March 31, 2019 and 2018
99.3	Unaudited combined financial statements of PCS, as of September 30, 2019 and March 31, 2019 and for the six months ended September 30, 2019 and 2018
99.4	Unaudited pro forma condensed combined financial information, and the related notes thereto, of AdaptHealth Holdings LLC and PCS, as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdaptHealth Corp.

By:	/s/ Gregg Holst
Gregg Holst
Chief Financial Officer

Dated: January 21, 2020